UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2013 (October 2, 2013)

GASTAR EXPLORATION LTD.
GASTAR EXPLORATION USA, INC.
(Exact Name of Registrant as Specified in its Charter)

Alberta, Canada	001-32714	98-0570897
Delaware	001-35211	38-3531640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Lamar Street, Suite 650
Houston, Texas		77010
(Address of principal executive offices)		(ZIP Code)

(713) 739-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1-LA/547960.2

SECTION 2 - FINANCIAL INFORMATION

Item 2.01    Completion of Acquisition or Disposition of Assets.

As previously announced, on April 19, 2013, Gastar Exploration Texas, LP (“Gastar Texas”) and Gastar Exploration USA, Inc. (“Gastar USA”), a subsidiary of Gastar Exploration Ltd. (the “Company”), entered into a Purchase and Sale Agreement, by and among Gastar Texas, Gastar USA and Cubic Energy, Inc. (the “Cubic Purchase and Sale Agreement), pursuant to which Cubic Energy, Inc. (“Cubic”) would acquire from Gastar Texas approximately 31,800 gross (16,300 net) acres of leasehold interests in the Hilltop Area of East Texas in Leon and Robertson Counties, Texas, including production from interests in producing wells (the “East Texas Divestiture”).

On October 2, 2013, pursuant to the Cubic Purchase and Sale Agreement, as amended, Gastar Texas completed the East Texas Divestiture. After adjustment for an accounting effective date of January 1, 2013 and other customary adjustments, cash proceeds from the East Texas Divestiture were $43.9 million. See Item 9.01(b) for pro forma financial information regarding the East Texas Divestiture.

Copies of the Cubic Purchase and Sale Agreement, each amendment to the Cubic Purchase and Sale Agreement and the letter agreement relating to the Cubic Purchase and Sale Agreement were included as exhibits to reports previously filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are incorporated by reference herein.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Information.

The unaudited pro forma financial statements of Gastar Exploration Ltd. and Gastar Exploration USA, Inc. as of and for the six months ended June 30, 2013 and for the year ended December 31, 2012 are included as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(d) Exhibits.

The following is a list of exhibits furnished as part of this Form 8-K.

Exhibit No.        Description of Document

2.1*
Purchase and Sale Agreement, dated April 19, 2013, by and among Gastar Exploration Texas, LP, Gastar Exploration USA, Inc. and Cubic Energy, Inc. (incorporated herein by reference to Exhibit 2.2 of the Company's Quarterly Report on Form 10-Q dated May 2, 2013. File No. 001-32714).

2.2
First Amendment of Purchase and Sale Agreement, dated as of June 11, 2013, but effective as of June 5, 2013, by and among Gastar Exploration Texas, LP, Gastar Exploration USA, Inc. and Cubic Energy, Inc. (incorporated herein by reference to Exhibit 2.2 of the Company's Current Report on Form 8-K dated June 12, 2013. File No. 001-32714).

2.3
Second Amendment of Purchase and Sale Agreement, dated as of June 27, 2013, but effective as June 5, 2013, by and among Gastar Exploration Texas, LP, Gastar Exploration USA, Inc. and Cubic Energy, Inc. (incorporated herein by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K dated July 3, 2013. File No. 001-32714).

2.4
Third Amendment of Purchase and Sale Agreement, dated as of July 11, 2013, by and among Gastar Exploration Texas, LP, Gastar Exploration USA, Inc. and Cubic Energy, Inc. (incorporated herein by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K dated July 17, 2013. File No. 001-32714).

2.5
Fourth Amendment of Purchase and Sale Agreement, dated as of July 31, 2013, by and among Gastar Exploration Texas, LP, Gastar Exploration USA, Inc. and Cubic Energy, Inc. (incorporated herein by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K dated August 6, 2013. File No. 001-32714).

2.6
Fifth Amendment of Purchase and Sale Agreement, dated as of August 29, 2013, by and among Gastar Exploration Texas, LP, Gastar Exploration USA, Inc. and Cubic Energy, Inc. (incorporated herein by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K dated September 3, 2013. File No. 001-32714).

2.7
Sixth Amendment of Purchase and Sale Agreement, dated as of September 20, 2013, by and among Gastar Exploration Texas, LP, Gastar Exploration USA, Inc. and Cubic Energy, Inc. (incorporated herein by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K dated September 23, 2013. File No. 001-32714).

2.8
Cubic Letter Agreement, dated as of September 30, 2013, by and among Gastar Exploration Texas, LP, Gastar Exploration USA, Inc. and Cubic Energy, Inc. (incorporated herein by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K dated October 4, 2013. File No. 001-32714).

99.1	Unaudited Pro Forma Financial Information.

______________________________

*
Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and similar attachments were not previously filed. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2013	GASTAR EXPLORATION LTD.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

GASTAR EXPLORATION USA, INC.

	By:	/s/ J. Russell Porter
J. Russell Porter
President

EXHIBIT LIST

Exhibit No.        Description of Document

2.1*
Purchase and Sale Agreement, dated April 19, 2013, by and among Gastar Exploration Texas, LP, Gastar Exploration USA, Inc. and Cubic Energy, Inc. (incorporated herein by reference to Exhibit 2.2 of the Company's Quarterly Report on Form 10-Q dated May 2, 2013. File No. 001-32714).

2.2
First Amendment of Purchase and Sale Agreement, dated as of June 11, 2013, but effective as of June 5, 2013, by and among Gastar Exploration Texas, LP, Gastar Exploration USA, Inc. and Cubic Energy, Inc. (incorporated herein by reference to Exhibit 2.2 of the Company's Current Report on Form 8-K dated June 12, 2013. File No. 001-32714).

2.3
Second Amendment of Purchase and Sale Agreement, dated as of June 27, 2013, but effective as June 5, 2013, by and among Gastar Exploration Texas, LP, Gastar Exploration USA, Inc. and Cubic Energy, Inc. (incorporated herein by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K dated July 3, 2013. File No. 001-32714).

2.4
Third Amendment of Purchase and Sale Agreement, dated as of July 11, 2013, by and among Gastar Exploration Texas, LP, Gastar Exploration USA, Inc. and Cubic Energy, Inc. (incorporated herein by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K dated July 17, 2013. File No. 001-32714).

2.5
Fourth Amendment of Purchase and Sale Agreement, dated as of July 31, 2013, by and among Gastar Exploration Texas, LP, Gastar Exploration USA, Inc. and Cubic Energy, Inc. (incorporated herein by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K dated August 6, 2013. File No. 001-32714).

2.6
Fifth Amendment of Purchase and Sale Agreement, dated as of August 29, 2013, by and among Gastar Exploration Texas, LP, Gastar Exploration USA, Inc. and Cubic Energy, Inc. (incorporated herein by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K dated September 3, 2013. File No. 001-32714).

2.7
Sixth Amendment of Purchase and Sale Agreement, dated as of September 20, 2013, by and among Gastar Exploration Texas, LP, Gastar Exploration USA, Inc. and Cubic Energy, Inc. (incorporated herein by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K dated September 23, 2013. File No. 001-32714).

2.8
Cubic Letter Agreement, dated as of September 30, 2013, by and among Gastar Exploration Texas, LP, Gastar Exploration USA, Inc. and Cubic Energy, Inc. (incorporated herein by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K dated October 4, 2013. File No. 001-32714).

99.1	Unaudited Pro Forma Financial Information.

______________________________

*
Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and similar attachments were not previously filed. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.